April 6, 2017

Appleseed Fund (the “Fund”)

Supplement to the Prospectus dated January 28, 2017

The Distribution Plan sub-section in the ACCOUNT INFORMATION section on page 10 of the prospectus is replaced with the following:

Distribution Plan

The Trust, with respect to the Investor Class shares of the Fund, has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Advisor or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

You should read this supplement in conjunction with the Fund’s prospectus and retain it for future reference.

April 6, 2017

Appleseed Fund (the “Fund”)

Supplement to the Statement of Additional Information dated January 28, 2017

The DISTRIBUTION PLAN section on page 43 of the Statement of Additional Information is replaced with the following section:

DISTRIBUTION PLAN

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 11, 2006 called for the purpose of, among other things, voting on such Plan. The Board most recently reviewed and approved the Plan, with respect to the Investor Class shares of the Fund, at a meeting held on February 12 and 13, 2016.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit Investor Class shareholders because an effective sales program typically is necessary in order for a class of the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders.

You should read this supplement in conjunction with the Fund’s Statement of Additional Information and retain it for future reference.